UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     December 31, 2002

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

000-24261	Delaware	68-0140361
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California	94925
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

Item 5. Other Events.

     On December 31, 2002, we issued a press release announcing our holiday comparable store sales results and our revised earnings guidance for our fourth fiscal quarter. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 31, 2002, regarding the registrant’s holiday comparable store sales results and revised earnings guidance for the fourth fiscal quarter.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: December 31, 2002	By:	/s/ Kevin W. Shahan

Kevin W. Shahan, Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated December 31, 2002, regarding the registrant’s holiday comparable store sales results and revised earnings guidance for the fourth fiscal quarter.